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                                                                    Exhibit 99.2

                  AMENDED AND RESTATED INTERCREDITOR AGREEMENT

         This Amended and Restated Intercreditor Agreement dated as of May 16, 2002 (as such Intercreditor Agreement may from time to time be amended, modified, or restated, this "Intercreditor Agreement") is by and among Bank of America, National Association ("BofA"), as Administrative Agent (the "US Agent") under the Amended and Restated Multicurrency Credit Agreement, dated as of May 15, 2001, among APW Ltd. (the "US Borrower"), various financial institutions (the "US Banks"), JPMorgan Chase as Documentation Agent and the US Agent (as such Multicurrency Credit Agreement may from time to time be amended, modified or restated, the "US Credit Agreement"); BofA as Security Trustee in the United Kingdom (the "US Security Trustee") under the Debenture, dated as of May 15, 2001 ("US Debenture"), among the companies set forth on Schedule I attached thereto and BofA as Security Trustee; the US Banks (via the execution and delivery of this Intercreditor Agreement by the Required Banks (as such term is defined in the US Credit Agreement)); Royal Bank of Scotland, PLC ("RBS"), as agent ("UK Agent") for itself and National Westminster Bank, PLC ("National Westminster"); RBS as Security Trustee (the "UK Security Trustee") under the Debenture, dated as of May 15, 2001("UK Debenture"), among the companies set forth on Schedule I attached thereto and RBS as Security Trustee, RBS and National Westminster (collectively, the "UK Banks"); BofA as Post-Petition Agent (the "Post-Petition Agent") and U.S. Collateral Agent (the "Post-Petition U.S. Collateral Agent") and RBS as U.K. Collateral Agent (the "Post-Petition U.K. Collateral Agent" under the $110,000,000 Post-Petition Multicurrency Superpriority Credit Agreement dated as of May 16, 2002 among APW Ltd. (the "Post-Petition Borrower"), various financial institutions (the "Post-Petition Lenders"), BofA as Post-Petition Agent and the Post-Petition U.S. Collateral Agent, RBS, as Lead Arranger, Book Manager and Post-Petition UK Collateral Agent, and Oaktree Capital Management, LLC, as Lead Arranger and Book Manager (as such Post-Petition Multicurrency Superpriority Credit Agreement may from time to time be amended, modified, restated or refinanced, the "Post-Petition Credit Agreement"), and the Post-Petition Lenders.

                                   WITNESSETH:

         WHEREAS, pursuant to the terms of the US Credit Agreement, the US Banks have extended credit to the US Borrower;

         WHEREAS, the Obligations, as defined in the US Credit Agreement, have been, and will be, supported by certain Guaranties and secured by certain collateral (such Obligations, together with any additional obligations (including for any post-Insolvency Proceeding interest/fees and professional fees and expenses) of the guarantors under such Guarantees, the "US Obligations");

         WHEREAS, APW Enclosure Products and Systems Limited, its subsidiaries and affiliates, and Vero Group PLC, its subsidiaries and affiliates (collectively "UK Borrowers") have severally entered into various credit facilities with the UK Banks, including (1) Revolving Credit Facilities, as amended and restated dated as of May 15, 2001, with RBS, (2) Counter-Indemnity Agreement, as amended and restated dated as of May 15, 2001, with National Westminster and (3) a Multiline Facility Agreement, as amended and restated dated as of May 15, 2001, with National Westminster (collectively, the "UK Credit Agreement") pursuant to

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which the UK Banks agreed to extend financial accommodations including loans, bills, bonding facilities, indemnifications and related credit facilities for the account of the UK Borrowers as set forth therein and in any specific loan note guarantees;

         WHEREAS, the obligations of the UK Borrowers under the UK Credit Agreement have been, and will be, supported by certain Guaranties and secured by certain collateral (such obligations, together with any additional obligations (including for any post-Insolvency Proceeding interest/fees and professional fees and expenses) of the guarantors under such guarantees, the "UK Obligations");

         WHEREAS, the US Banks, the UK Banks, the US Agent, the US Security Trustee, the UK Agent and the UK Security Trustee entered into an Intercreditor Agreement dated as of May 15, 2001 (as heretofore amended, the "Original Intercreditor Agreement");

         WHEREAS, on May 16, 2002 the Post-Petition Borrower and Vero Electronics, Inc., one of its wholly owned indirect subsidiaries, filed with the United States Bankruptcy Court for the Southern District of New York voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Existing U.S. Insolvency Proceedings");

         WHEREAS, the obligations of the Post-Petition Borrower under the Post-Petition Credit Agreement have been, and will be, supported by certain Guarantees and secured by certain collateral (such obligations (including, without limitation, any interest or fees accruing or professional fees and expenses incurred after the commencement of any Insolvency Proceeding (as such term is defined herein)), together with any additional obligations) including for any such post-Insolvency Proceeding interests/fees and professional fees and expenses of the Guarantors under such Guarantees (the "Post-Petition Obligations");

         WHEREAS, subsequent to the commencement of the Existing U.S. Insolvency Proceedings, a proceeding is expected to be commenced with respect to the Post-Petition Borrower in the Bermuda court pursuant to a winding up petition with the appointment of joint provisional liquidators (the "Existing Bermuda Insolvency Proceeding").

         WHEREAS, it is a condition to the Post-Petition Lenders making credit available to the Post-Petition Borrower that this Intercreditor Agreement be executed and delivered;

         WHEREAS, subject to the provisions hereof, the parties intend that certain collateral shall secure the US Obligations, the UK Obligations and the Post-Petition Obligations, and the Post-Petition Lenders, the US Banks and the UK Banks wish to provide for sharing the proceeds of such collateral and to address other intercreditor matters;

         NOW, THEREFORE, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Original Intercreditor Agreement is amended and restated in its entirety as follows:

         1.   Definitions. For the purposes of this Agreement, the following
              -----------
terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that

                                        2

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is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively.

         "Affected Party" shall have the meaning set forth in Section 12 hereof.

         "Agent" shall mean the US Agent, the UK Agent or the Post-Petition Agent, as appropriate.

         "Agreement Currency" shall have the meaning set forth in Section 21 hereof.

         "BofA" shall have the meaning set forth in the preamble.

         "Bankruptcy Code" shall mean title 11 of the United States Code (11 U.S.C.(S) 101 et seq.), as amended from time to time and any successor statute.
              -- ---

         "Business Day" means a day other than a day on which commercial banks are authorized or required to close in London, New York, San Francisco, or Chicago.

         "Collateral" shall mean all property and assets, and interests in property and assets, upon or in which any Loan Party has granted a perfected lien or security interest to the US Security Trustee, the US Agent, the US Banks, the UK Security Trustee, the UK Banks, the UK Agent, the Post-Petition Agent, the Post-Petition Lenders, the Post-Petition UK Collateral Agent or the Post-Petition US Collateral Agent to secure the US Obligations, the UK Obligations and/or the Post-Petition Obligations, including, without limitation, all balances held by the US Security Trustee, the US Security Trustee, the US Agent, the UK Agent, any Senior Lender, the Post-Petition Agent, the Post-Petition UK Collateral Agent or the Post-Petition US Collateral Agent for the account of any Loan Party or any other property held or owing by the Security Trustee, any Senior Lender, the Post-Petition Agent, the Post-Petition UK Collateral Agent or the Post-Petition US Collateral Agent to or for the credit or for the account of any Loan Party with respect to which the US Security Trustee, the UK Security Trustee, the US Agent, the UK Agent, any Senior Lender, the Post-Petition Agent, the Post-Petition UK Collateral Agent, the Post-Petition US Collateral Agent or any Post-Petition Lender has rights to setoff or appropriate or a common law lien or any other lien arising by operation of law.

         "Collateral Agent Expenses" shall mean, without limitation, all costs and expenses incurred by the US Agent, the UK Agent, the US Security Trustee, or the UK Security Trustee, the Post-Petition Agent, the Post-Petition Lenders, the Post-Petition UK Collateral Agent or the Post-Petition US Collateral Agent in connection with the performance of its duties under this Agreement and/or any other Collateral Documents, including the realization upon or protection of the Collateral or enforcing or defending any lien upon or security interest in the Collateral or any other action taken in accordance with the provisions of this Agreement and the Collateral Documents, expenses incurred for legal counsel in connection with the foregoing, and any other costs, expenses, liabilities, claims, damages, penalties, losses and actions for which any Agent or Security Trustee, Post-Petition US Collateral Agent or Post-Petition UK Collateral Agent is entitled to be reimbursed or indemnified by a Loan Party pursuant to this Agreement or the Collateral Documents or by the Senior Lenders pursuant to this Agreement.

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         "Collateral Documents" shall mean documents listed in the attached
Schedule I, any other agreement, document or instrument in effect on the date
----------
hereof or executed by any Loan Party after the date hereof under which such Loan Party has granted a lien upon or security interest in any property or assets to the US Security Trustee, US Agent, the US Banks, the UK Security Trustee, the UK Banks, the UK Agent, the Post-Petition Agent, the Post-Petition US Collateral Agent, the Post-Petition UK Collateral Agent and/or the Post-Petition Lenders to secure all or any part of the US Obligations, the UK Obligations and/or the Post-Petition Obligations, and all financing statements, certificates, documents
                           ---
and instruments relating thereto or executed or provided in connection therewith, each as amended, restated, supplemented or otherwise modified from time to time.

         "Debenture" shall mean the UK Debenture or the US Debenture, as appropriate.

         "Default" means an "Event of Default" under the US Credit Agreement, any "Event of Default" under the UK Credit Agreement, or any "Event of Default" under the Post-Petition Credit Agreement.

         "Denmark Collateral Proceeds" shall mean all proceeds of Non-Shared Collateral located in Denmark and subject to security interests to be created by APW Power Supplies A/S in favor of the UK Security Trustee.

         "Enforcement" shall mean (a) for any Senior Lender to make demand for payment prior to the scheduled payment date, if any, of or accelerate the time for payment of any US Obligation, UK Obligation or Post-Petition Obligation (and/or terminate any commitment relating to any US Obligation, UK Obligation or Post-Petition Obligation), or to call for funding of or collateral for any Letter of Credit, swap obligation, or loan note guaranty in an equivalent amount prior to being presented with a draft drawn thereunder (or, in the event the draft is a time draft, prior to its due date), (b) for any Senior Lender to commence the judicial or non-judicial enforcement of any rights or remedies under or with respect to the US Credit Agreement, the UK Credit Agreement, the Post-Petition Credit Agreement, loan note guaranty, or any Collateral Document or to setoff, freeze or otherwise appropriate any balances held by it for the account of any Loan Party or any other property at anytime held or owing by it to or for the credit or for the account of any Loan Party, (c) for the US Agent, the UK Agent, the US Security Trustee, the UK Security Trustee, any US Bank, any UK Bank, any Post-Petition Lender, the Post-Petition Agent, the Post-Petition US Collateral Agent or the Post-Petition Collateral Agent to commence the judicial or non-judicial enforcement of any rights or remedies under any Collateral Document (other than an action solely for the purpose of establishing or defending the lien or security interest intended to be created by such Collateral Document upon or in any Collateral as against or from claims of third parties on or in such Collateral), to setoff, freeze or otherwise appropriate any balances held by it for the account of any Loan Party or any other property at any time held or owing by it to or for the credit or for the account of any Loan Party or to otherwise take any action to realize upon the Collateral, or
(d) the commencement by, against or with respect to any Loan Party of any Insolvency Proceeding.

         "Excluded Bank" shall have the meaning set forth in the Germany Security Agreement.

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         "Existing Bermuda Insolvency Proceeding" shall have the meaning set forth in the Recitals.

         "Existing U.S. Insolvency Proceeding" shall have the meaning set forth in the Recitals.

         "German Law Security Documents" shall have the meaning set forth in the German Security Agreement.

         "German Security Agreement" shall mean the Security Agreement entered into or to be entered between RBS as Security Agent and certain banks.

         "Germany Collateral Proceeds" shall mean all proceeds of Collateral located in Germany and subject to the German Law Security Documents.

         "Guarantor" shall mean the guarantors listed on the attached Schedule
                                                                      --------
II and the guarantors hereafter acknowledging that they are bound by the
--
provisions of this Intercreditor Agreement, it being contemplated that any affiliates of the US Borrower, the UK Borrower or the Post-Petition Borrower that subsequently become guarantors of the US Obligations, the UK Obligations or the Post-Petition Obligations shall execute and deliver an acknowledgment in form as required pursuant to the applicable credit agreement contemporaneously upon becoming such a guarantor.

         "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership (including for the appointment of a receiver), dissolution, winding-up, administration, voluntary arrangement or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal law (including the Bankruptcy Code), or any similar or equivalent proceedings in any relevant jurisdiction, state or foreign law, or any similar or equivalent proceedings in any relevant jurisdiction.

         "Intercreditor Agreement" shall have the meaning set forth in the preamble.

         "Judgment Currency" shall have the meaning set forth in Section 21 hereof.

         "Loan" shall mean a loan under or letter of credit issued pursuant to any of the US Credit Agreement, the UK Credit Agreement or the Post-Petition Credit Agreement.

         "Loan Parties" shall mean the Post-Petition Borrower, US Borrower, the UK Borrowers and the Guarantors.

         "Majority Post-Petition Creditors" shall have the same meaning as the term "Required Lenders" as that term is defined at any time in the Post-Petition Credit Agreement.

         "Majority Pre-Petition Creditors" shall mean US Banks and UK Banks having at least 51% of the sum of the US Commitments (or if the US Commitments have terminated, the principal (including letter of credit usage) amount of the outstanding US Obligations) and UK

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Commitments (or if the UK Commitments have terminated, the principal amount of the outstanding UK Obligations).

         "National Westminster" shall have the meaning set forth in the preamble.

         "Net Proceeds" shall mean any and all proceeds of any Shared Collateral (including, without limitation, any proceeds realized from any collection, sale or other disposition of any Shared Collateral or from any set-off, deduction or counterclaim) remaining after payment in full of any security interests or liens of any other Person that are senior in priority (including in the property of the Post-Petition Borrower and Vero Electronics, Inc. pursuant to the provisions of the Financing Orders (as such term is defined in the Post-Petition Credit Agreement)) to the most senior security interests and liens in, to, and/or on any such Shared Collateral of the following: the Post-Petition Agent, the US Agent, the UK Agent, the US Security Trustee, the Post-Petition US Collateral Agent, the Post-Petition UK Collateral Agent and/or the UK Security Trustee.

         "Non-Affected Party" shall have the meaning set forth in Section 12 hereof.

         "Non-Shared Collateral" means Collateral other than the Shared Collateral.

         "Obligation" means US Obligations, UK Obligations and Post-Petition Obligations. Each of the US Obligations, UK Obligations and Post-Petition Obligations shall be "Types of Obligations".

         "Original Intercreditor Agreement" shall have the meaning set forth in the Recitals.

         "Person" means any natural person, corporation, partnership, trust, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity, whether acting in an individual, fiduciary or other capacity.

         "Post-Petition Agent" shall have the meaning set forth in the preamble.

         "Post-Petition Borrower" shall have the meaning set forth in the preamble.

         "Post-Petition Collateral Agents" shall mean the Post-Petition UK Collateral Agent and the Post-Petition US Collateral Agent.

         "Post-Petition Credit Agreement" shall have the meaning set forth in the preamble.

         "Post-Petition Debenture" means the debenture dated as of the date of this Agreement among the companies set out in Schedule 1 to that document and RBS, as Post-Petition UK Collateral Agent.

         "Post-Petition Facility Arrangers" shall have the same meaning as the term "Arrangers" is defined at any time in the Post-Petition Credit Agreement.

         "Post-Petition Lenders" shall have the meaning set forth in the preamble.

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         "Post-Petition Lender Group" shall mean the Post-Petition Agent, the
Post-Petition US Collateral Agent, the Post-Petition UK Collateral Agent and the Post-Petition Lenders.

         "Post-Petition Obligations" shall have the meaning set forth in the recitals.

         "Post-Petition UK Collateral Agent" shall have the meaning set forth in the preamble.

         "Post-Petition US Collateral Agent" shall have the meaning set forth in the preamble.

         "Pro Rata Share" means at any time (a) as to any US Bank, a fraction the numerator of which is the principal amount of US Obligations payable to it (including its exposure on any issued letters of credit) and the denominator of which is the sum of the principal amount of the US Obligations (including all exposure on any issued letters of credit) and the UK Obligations, (including all exposure on any issued letters of credit), (b) as to any UK Bank, a fraction the numerator of which is the principal amount of the UK Obligations payable to it (including its exposure on any issued letters of credit) and the denominator of which the sum of the principal amount of the US Obligations (including all exposure on any issued letters of credit) and the UK Obligations (including all exposure on any issued letters of credit), and (c) as to any Post-Petition Lender, a fraction of the numerator of which is the principal amount of the Post-Petition Obligations payable to it (including its exposure on any issued letters of credit) and the denominator of which is the principal amount of the Post-Petition Obligations (including exposure on any issued letters of credit).

         "RBS" shall have the meaning set forth in the preamble.

         "Returned Amount" shall have the meaning set forth in Section 12 hereof.

         "Security Trustee" shall mean the UK Security Trustee or the US Security Trustee, as appropriate.

         "Senior Lenders" mean the US Agent, the UK Agent, US Banks, UK Banks, the Post-Petition Agent and the Post-Petition Lenders.

         "Shared Collateral" shall mean any Collateral in which all of (a) the US Agent, the US Security Trustee, and the US Banks, (b) the UK Agent, the UK Security Trustee, and the UK Banks and (c) the Post-Petition Agent, the Post-Petition UK Collateral Agent, the Post-Petition US Collateral Agent, and Post-Petition Lenders have a perfected and non-avoidable security interest or lien and shall include, without limitation, all balances held by the US Security Trustee or the UK Security Trustee, any US Bank, any UK Bank, the Post-Petition UK Collateral Agent, the Post-Petition US Collateral Agent, or any Post-Petition Lender constituting Collateral or proceeds of Collateral in which all of (a) the US Agent, the US Security Trustee and the US Banks, (b) the UK Agent, the UK Security Trustee and the UK Banks and (c) the Post-Petition Agent, the Post-Petition US Collateral Agent, the Post-Petition UK Collateral Agent and Post-Petition Lenders have a perfected and non-avoidable security interest or lien.

         "Substitute US Security Trustee" shall have the meaning as set forth in
Section 28 hereof.

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         "UK Agent" shall have the meaning set forth in the preamble.

         "UK Banks" shall have the meaning set forth in the preamble.

         "UK Borrowers" shall have the meaning set forth in the recitals.

         "UK Commitments" shall mean the aggregate commitments of the UK Banks under the UK Facility.

         "UK Credit Agreement" shall have the meaning set forth in the preamble.

         "UK Debenture" shall have the meaning set forth in the preamble.

         "UK Facility" shall have the meaning set forth in the US Credit Agreement.

         "UK Lender Group" shall mean the UK Agent, the UK Security Trustee and the UK Banks.

         "UK Obligations" shall have the meaning set forth in the recitals.

         "UK Security Trustee" shall have the meaning set forth in the preamble.

         "US Agent" shall have the meaning set forth in the preamble.

         "US Banks" shall have the meaning set forth in the preamble.

         "US Borrower" shall have the meaning set forth in the preamble.

         "US Commitments" shall mean the aggregate commitments of the US Banks under the US Credit Agreement.

         "US Credit Agreement" shall have the meaning set forth in the preamble.

         "US Debenture" shall have the meaning set forth in the preamble.

         "US Lender Group" shall mean the US Agent, the US Security Trustee and the US Banks.

         "US Obligations" shall have the meaning set forth in the recitals.

         "US Security Trustee" shall have the meaning set forth in the preamble.

     2.  Principal Payments.
         ------------------

     (a) Until such time as the Post-Petition Credit Agreement is terminated and the Post-Petition Obligations are paid in full, no payments shall be made on the US Obligations or UK Obligations. Any such payments made, notwithstanding such sentence, shall be held in trust and transferred to the Post-Petition Agent and applied to the Post-Petition Obligations.

     (b) Subject to Sections 2(a) and 6 hereof, all payments of principal (including, without limitation, Letter of Credit Usage as defined in the US Credit Agreement) by the US Borrower, the UK Borrower and/or the Guarantors, whether before or after a Default or Insolvency Proceeding with respect to any Loan Party, shall be applied to the US Obligations and the UK Obligations based on their respective Pro Rata Shares, with the amount so allocable to the US Obligations being paid to the US Agent for distribution to the US Agent and the US Banks in accordance with the provisions of the US Credit Agreement and the amount so allocable to the UK Obligations being paid to the UK Agent for distribution to the UK Agent and the UK Banks in accordance with the provisions of the UK Credit Agreement. Schedule III hereto sets forth a breakdown of the US
                            ------------
Obligations and the UK Obligations, each as of the original date of this Intercreditor Agreement.

     3.  Collateral Proceeds. Notwithstanding any Default, Insolvency Proceeding
         -------------------
or sale or other disposition of Shared Collateral (including, without limitation, but subject to the provisions of Section 6 hereof, any disposition of Collateral as a result of any Enforcement), any Net Proceeds of Collateral shall be allocated among the parties as follows (and in the following order of priority):

     (a) first, to the Post-Petition Agent for distribution to the Post-Petition Facility Arrangers, the Post-Petition Agent, the Post-Petition Collateral Agents, and/or the Post-Petition Lenders in accordance with the provisions of
Section 8.1 of the Post-Petition Credit Agreement, it being understood that
Section 8.1 of the Post-Petition Credit Agreement sets forth its own intercreditor priority in the proceeds of certain Collateral among the three tranches of loans thereunder and that nothing contained herein is intended or shall be deemed to alter in any manner whatsoever such intercreditor arrangement;

     (b) second, to the extent of any surplus, to the US Agent, the UK Agent, the US Security Trustee and UK Security Trustee, as the case may be, until all then outstanding Collateral Agent Expenses unrelated to the Post-Petition Obligations have been paid in full;

     (c) third, to the extent of any surplus, to the US Agent for distribution to the US Banks in accordance with the provisions of the US Credit Agreement until the principal amount of the US Obligations shall have been reduced to $530 million;

     (d) fourth, to the extent of any surplus, to the US Obligations and the UK Obligations based on their Pro Rata Shares until the US Obligations and the UK Obligations have been paid in full, with the amounts allocable to the US Obligations being paid to the US Agent for distribution to the US Agent and the US Banks in accordance with the provisions of the US Agreement and the amounts allocable to the UK Obligations being paid to the UK Agent

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

for distribution to the UK Agent and the UK Banks in accordance with the provisions of the UK Credit Agreement; and

     (e) finally, to the extent of any surplus, to the US Borrower either for retention (if it shall be the rightful owner of any such surplus) or to be held in trust for distribution to the Loan Party that is the rightful owner of any portion of any such surplus, as the case may be.

     4.  Acknowledgment of Collateral Interest.
         -------------------------------------

     (a) The Post-Petition Lenders acknowledge the security interests and liens of the US Banks and the UK Banks in the Collateral and agree not to take any action to challenge the validity of such security interests and liens.

     (b) The US Banks acknowledge the security interests and liens of the Post-Petition Lenders and the UK Banks in the Collateral and agree not to take any actions to challenge the validity of such security interests and liens.

     (c) The UK Banks acknowledge the security interests and liens of the Post-Petition Lenders and the US Banks in the Collateral and agree not to take any actions to challenge the validity of such security interests and liens.

     5.  Priorities. (a) The priorities herein specified are applicable
         ----------
irrespective of the time or order of attachment, or the time or order of perfection of security interests or the time of filing or recording of financing statements, deeds, deeds of trust or mortgages; provided, however, that subject
                                                --------  -------
to paragraph (b) of this Section, if, through the operation of any bankruptcy, reorganization, insolvency (including fraudulent conveyance or preference) or other laws or otherwise, the security interests or liens of or attributable to the obligations of any party hereto are avoided, rescinded, or otherwise nullified, then the Collateral with respect to which such avoidance, rescission or other nullification is applicable, by definition, shall not constitute Shared Collateral and shall not come within the scope of the provisions of this Intercreditor Agreement relating to Shared Collateral, but instead shall constitute Non-Shared Collateral for the purposes of this Intercreditor Agreement.

         (b) If, for any reason, including through the operation of any bankruptcy, reorganization, insolvency (including fraudulent conveyance or preference) or other laws or otherwise, the security interests or liens of or attributable to, the Post-Petition Lenders, the Post-Petition US Collateral Agent or the Post-Petition UK Collateral Agent are avoided, rescinded or otherwise nullified, then the provisions of Sections 2 and 3 should continue to apply, notwithstanding such rescission, avoidance or nullification, with the result that the Net Proceeds of Collateral will still be applied first in repaying the Post-Petition Lender Group in full, notwithstanding any defect in, or absence of, Collateral securing the Post-Petition Obligations.

     6.  Non-Shared Collateral.
         ---------------------

     (a) Notwithstanding any provisions of Sections 2 or 3 to the contrary but subject to clauses (b) and (c) of this Section, any proceeds of Non-Shared Collateral shall be applied first to the payment of the Post-Petition Obligations and thereafter to the payment of the US Obligations or the UK Obligations, whichever are secured by such collateral and if more than one Type of

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Obligations, such proceeds shall be applied to the Types of Obligations in the order provided in Section 3.

     (b) After payment in full of the Post-Petition Obligations, Denmark Collateral Proceeds shall be applied to the UK Obligations (and not, based on Pro Rata Shares, to the US Obligations), and all payments thereafter under
Section 2 of principal (including, without limitation, Letter of Credit Usage as defined in the US Credit Agreement) and applications of Collateral proceeds thereafter under Section 3 shall be applied to the US Obligations until the outstanding US Obligations and the outstanding UK Obligations shall be in the same proportion as prior to the application of such Denmark Collateral Proceeds.

     (c) After payment in full of the Post-Petition Obligations, Germany Collateral Proceeds shall be applied to the UK Obligations and the US Obligations, but not US Obligations held by Excluded Banks, and all payments thereafter under Section 2 of principal (including, without limitation, Letter of Credit Usage as defined in the US Credit Agreement) and applications of Collateral proceeds thereafter under Section 3 shall be applied to the US Obligations held by the Excluded Banks until the outstanding US Obligations held by Excluded Banks, the other US Obligations and the UK Obligations shall be in the same proportion as prior to the application of such Germany Collateral Proceeds.

     7.    Release of Shared Collateral. Subject to the provisions of Section 38
           ----------------------------
hereof, none of the Post-Petition Agent, the Post-Petition Collateral Agent or the Post-Petition Lenders shall be entitled in any manner to release or direct or cause the release of any of the security interests and liens in the Shared Collateral securing the repayment of the US Obligations or the UK Obligations (as the case may be) and none of the US Banks, the UK Banks, the Security Trustees, the UK Agent, or the US Agent shall be entitled to release or direct the release of any of the security interests and liens in the Shared Collateral securing the repayment of the Post-Petition Obligations. The release by the Post-Petition Collateral Agents of any security interests and liens in the Shared Collateral shall be governed exclusively by the provisions of the Post-Petition Credit Agreement and any orders entered by the courts having jurisdiction of the Existing Bermuda Insolvency Proceeding and Existing U.S. Insolvency Proceeding. Each of the Security Trustees is authorized and directed to release security interests and liens in Shared Collateral where expressly permitted by the provisions of any orders entered by the courts having jurisdiction of the Existing Bermuda Insolvency Proceeding and Existing U.S. Insolvency Proceeding or the provisions of both the US Credit Agreement and the UK Credit Agreement without any further lender or agent consent and/or upon the direction not of the Majority Pre-Petition Creditors, but instead of the US Banks and the UK Banks having at least 66-2/3% of the sum of the US Commitments (or if the US Commitments have terminated, the principal (including letter of credit usage) amount of the outstanding of US Obligations) and UK Commitments (or if the UK Commitments have terminated, the principal (including letter of credit) amount of the outstanding UK Obligations) provided that the release applies to the interests of the UK Lender Group and the US Lender Group in such Collateral. The UK Agent, US Agent, the US Security Trustee, and the UK Security Trustee, agree to release security interests and liens in Shared Collateral upon the direction of the parties authorized to give such direction in the preceding sentence; provided that the release applies to the interests of the UK Lender Group and the US Lender Group in such collateral. Consistent with, but not in limitation of, the foregoing, the Majority Pre-Petition Creditors are not empowered by the provisions of this

Intercreditor Agreement to authorize the release of the interests of only the UK Lender Group in any Shared Collateral.

     8.    Letters of Credit and Loan Note Guaranties. To the extent a payment
           ------------------------------------------
is made hereunder in accordance with Section 2 of Net Proceeds of Shared Collateral in respect of Post-Petition Obligations or US Obligations, with respect to undrawn letters of credit, or UK Obligations with respect to undrawn loan note guaranties, such payments may be retained and held as collateral by the Post-Petition Agent the US Security Trustee, the UK Security Trustee, US Agent to UK Agent, as applicable, to be applied to letters of credit, or loan note guaranties, as drawn. To the extent such letters of credit, or loan note guaranties shall expire undrawn (or drawn in amounts less than such Collateral), the Collateral shall be released and deemed received under this Intercreditor Agreement at the time of such release to be applied as set forth in this Intercreditor Agreement.

     9.    Trust. Any payments received by the Post-Petition Agent, the
           -----
Post-Petition US Collateral Agent, the Post-Petition UK Collateral Agent, the US Security Trustee, the UK Security Trustee, the US Agent, the UK Agent, the US Banks or the UK Banks contrary to the provisions of this Intercreditor Agreement shall be held by the recipient in trust and paid to the party entitled thereto under this Intercreditor Agreement.

     10.   Sharing of Payments. If, other than as expressly provided elsewhere
           -------------------
herein, any Senior Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of the share to which it is entitled under this Intercreditor Agreement, such Senior Lender shall immediately (a) notify the US Agent, the UK Agent and the Post-Petition Agent of such fact, and (b) purchase from the other affected Senior Lenders such participations in the Obligations as shall be necessary to put each Senior Lender in the same position as it would have been in, had the relevant Senior Lender not obtained the payment in excess of the share to which it is entitled under this Intercreditor Agreement. If a Senior Lender under the UK Credit Agreement or the US Credit Agreement purchases a participation in any Post-Petition Obligation pursuant to this Section 10, it should not improve its priority position as a result of purchasing a prior ranking participation. Consequently, any recovery made by such a Senior Lender pursuant to such participation shall itself be treated as a payment in excess of the share to which it is entitled under this Intercreditor Agreement, with the result that the provisions of this Section 10 should apply to any such recovery; provided,
                                                                     --------
however, that if all or any portion of such excess payment is thereafter
-------
recovered from the purchasing Senior Lender, such purchase shall to that extent be rescinded and each other affected Senior Lender shall repay to the purchasing Senior Lender the purchase price paid therefor, together with an amount equal to such paying Senior Lender's ratable share (according to the proportion of (i) the amount of such paying Senior Lender's required repayment to (ii) the total amount so recovered from the purchasing Senior Lender) of any interest or other amount paid or payable by the purchasing Senior Lender in respect of the total amount so recovered. Each Loan Party agrees any Senior Lender so purchasing a participation from another Senior Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off), with respect to such participation as fully as if such Senior Lender were the direct creditor of the applicable Loan Party in the amount of such participation. The US Agent, the UK Agent and the Post-Petition Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 10 and will in each case notify the Senior Lenders following any such purchases or repayments. Consistent with the foregoing, the extinguishment or effective extinguishment of liability under a contingent guaranty or indemnity under the UK Credit Agreement shall constitute a payment for the purposes of this Section 10.

     11.   Insolvency Proceedings.
           ----------------------

     (a) Until all of the Obligations shall have been paid in full, any distribution of any kind made in any Insolvency Proceeding of a Loan Party on account of the Shared Collateral shall be allocated and distributed in accordance with the provisions of Section 3 hereof but subject to Section 6 and in the event, for whatever reason, such a distribution does not occur, the party receiving any portion of a distribution made in violation of Section 3 hereof but subject to Section 6 shall hold such portion in trust in accordance with the provisions of Section 9 hereof and shall promptly deliver such portion to the party that should have instead received it pursuant to Section 3 hereof but subject to Section 6 to then be further distributed by such party as provided in
Section 3 hereof but subject to Section 6. Without limiting the generality of
Section 3 hereof but subject to Section 6 or of any other provision of this Intercreditor Agreement, if, in any Insolvency Proceeding of any Loan Party, a party hereto obtains a cash or other payment in connection with any asserted or determined impairment to its interest in any of the Shared Collateral or otherwise as a form of "adequate protection" of its interest in any of the Shared Collateral, such payment shall be deemed, for purposes of this Intercreditor Agreement, to be Net Proceeds of Shared Collateral and such party shall thereupon redistribute such payment in accordance with the priority of payment set forth in Section 3 hereof but subject to Section 6.

     (b) Each party may file in any Insolvency Proceeding of any Loan Party proofs of claim and other motions and pleadings with respect to its claims and liens and security interests, if and only if consistent with the terms hereof and the limitations on such party imposed hereby. Consistent with, but not in limitation of, the foregoing, each party expressly reserves: (i) its right to vote in any Insolvency Proceeding of any Loan Party; (ii) any and all of its claims or defenses in favor of or in opposition to any plan of reorganization proposed for any Loan Party in an Insolvency Proceeding; and (iii) any and all of its claims, rights, powers and/or remedies under any law governing the Loan Party that any other creditor with security interests and liens in the assets of the Loan Party would have; provided, however, each party expressly agrees that
                           --------  -------
it shall exercise all of such claims, rights, powers, and or remedies in a manner that is consistent with the provisions of this Intercreditor Agreement and that it shall not exercise (and it shall be expressly prohibited from exercising) any such claims, rights (including, without limitation, any right to vote its claim to accept or reject any plan of reorganization for any Loan Party), powers, and/or remedies in a manner that is intended to deprive or that has the likely effect of depriving other parties of the benefits of this Intercreditor Agreement (and any such exercise shall be deemed to be null and void). Each party shall have the right to enforce the provisions of this Intercreditor Agreement (including the provisions of this Section 11(b)) in an Insolvency Proceeding of any Loan Party. Without limiting the generality of the foregoing, no party shall have the right to waive or fail to assert its claims or to support a plan of reorganization that provides for a priority of distribution that is inconsistent with the provisions of Section 3 hereof but subject to Section 6 in an Insolvency Proceeding of any Loan Party. In the event that Post-Petition Agent reasonably determines that any member of the US Lender Group or UK Lender Group may be on the verge of taking any action (or failing to take any action) prohibited by the terms of this

Intercreditor Agreement in any Insolvency Proceeding of any Loan Party, the Post-Petition Agent shall be deemed to be the assignee (and thus the holder) of said claim and shall have the right to assert and vote (including pursuant to a deemed power of attorney) such claim in the Insolvency Proceeding of any Loan Party, including through the filing of a proof of claim therein and/or casting ballots in connection with any proposed plan of reorganization for any Loan Party. In the event, after the Post-Petition Credit Agreement has terminated and all Post-Petition Obligations have been paid in full, the US Agent reasonably determines that any member of the UK Lender Group, or that the UK Agent reasonably determines that any member of the US Lender Group, may be on the verge of taking any action (or failing to take any action) prohibited by the terms of this Intercreditor Agreement in any Insolvency Proceeding of any Loan Party, the US Agent or the UK Agent (as the case may be) shall be deemed to be the assignee (and thus the holder) of such claim and shall have the right to assert and vote (including pursuant to a deemed power of attorney) such claim in the Insolvency Proceeding of any Loan Party, including through the filing of a proof of claim therein and/or casting ballots in connection with any proposed plan of reorganization for any Loan Party.

     (c) Each party hereto agrees that this Intercreditor Agreement shall be enforceable against it before, during, and after any Insolvency Proceeding (including, without limitation, the Existing U.S. Insolvency Proceeding and the Existing Bermuda Insolvency Proceeding) of any Loan Party. All references to any Loan Party shall include such Loan Party as debtor in possession in any Insolvency Proceeding (including, without limitation, the Existing U.S. Insolvency Proceeding and the Existing Bermuda Insolvency Proceeding) and any receiver, trustee, provisional liquidator, or other estate representative for any Loan Party in any Insolvency Proceeding (including, without limitation, the Existing U.S. Insolvency Proceeding and the Existing Bermuda Insolvency Proceeding). Consistent with, but not in limitation of, the foregoing, each party agrees and acknowledges that this Intercreditor Agreement constitutes a "subordination agreement" within the meaning of both Illinois law and Section 510(a) of the Bankruptcy Code.

     12.   Invalidated Payments. If any party (the "Affected Party") remits
           --------------------
proceeds of Collateral pursuant to this Intercreditor Agreement to another party (the "Non-Affected Party"), and any portion of the amount paid by the Affected Party to the Non-Affected Party (such portion being the "Returned Amount") is subsequently required to be returned or repaid by the Affected Party as determined by a court of competent jurisdiction because it was prohibited by applicable law, voidable under any insolvency law (including the Bankruptcy
Code) or in violation of the rights of any other creditor of any Loan Party when made, then the Non-Affected Party shall forthwith upon its receipt of a notice thereof from the Affected Party, pay the Affected Party an amount equal to the Returned Amount together with all interest thereon required to be paid by the Affected Party in connection with the return or repayment of the Returned Amount. The Post-Petition Obligations, the US Obligations and/or the UK Obligations, as appropriate, automatically shall be reinstated for the purposes of this Intercreditor Agreement to the extent of the Returned Amount.

     13.   Continuing Agreement. It is contemplated that this Intercreditor
           --------------------
Agreement will be amended and restated on substantially the same terms in connection with the confirmation of the proposed plan of reorganization in the Existing U.S. Insolvency Proceeding. However, unless and until the occurrence of any such event, this is a continuing agreement and is applicable to all of the Collateral, whether now owned or hereafter acquired, until the Post-Petition Obligations, the US Obligations and the UK Obligations shall have been irrevocably paid in full.

     14.   Grant of Security Interest. If any Loan Party grants a lien or
           --------------------------
security interest in the Collateral to the Post-Petition Agent, the US Agent or the UK Agent, such grant shall not constitute a default or breach of warranty under any instrument or agreement with the UK Banks, the US Banks or the Post-Petition Lenders, notwithstanding any provision of any such instrument or agreement to the contrary.

     15.   The Agents.
           ----------

     (a) The US Banks acknowledge (or shall be deemed to have acknowledged as a result of the execution and delivery of this Intercreditor Agreement by the Required Banks (as such term is defined in the US Credit Agreement)): (a) that the US Agent is authorized to execute and deliver this Intercreditor Agreement and (b) that the provisions of Section 9 of the US Credit Agreement (including, without limitation, Sections 9.3 and 9.7 of the US Credit Agreement) are applicable to this Intercreditor Agreement in every respect. Consistent with, but not in limitation of, the foregoing, each US Bank agrees (or shall be deemed to have agreed as a result of the execution and delivery of this Intercreditor Agreement by the Required Banks (as such term is defined in the US Credit Agreement)) that the provisions of Section 9 of the US Credit Agreement apply to the US Agent's execution, delivery and other participation in this Intercreditor Agreement and the transactions contemplated thereby, and the US Agent shall have the full benefit thereof, as if all of Section 9 of the US Credit Agreement were set forth and restated herein.

     (b) The Post-Petition Lenders acknowledge: (a) that each of the Post-Petition Agent, the Post-Petition US Collateral Agent, and the Post-Petition UK Collateral Agent is authorized to execute and deliver this Intercreditor Agreement and (b) that the provisions of Section 14 of the Post-Petition Credit Agreement (including, without limitation, Sections 14.3 and
14.7 of the Post-Petition Credit Agreement) are applicable to this Intercreditor Agreement in every respect. Consistent with, but not in limitation of, the foregoing, each Post-Petition Lender agrees that the provisions of Section 14 of the Post-Petition Credit Agreement apply to the execution, delivery and other participation in this Intercreditor Agreement by each of the Post-Petition Agent, the Post-Petition US Collateral Agent, and the Post-Petition UK Collateral Agent and the transactions contemplated thereby, and each of the Post-Petition Agent, the Post-Petition US Collateral Agent, and the Post-Petition UK Collateral Agent shall have the full benefit thereof, as if all of Section 14 of the Post-Petition Credit Agreement were set forth and restated herein.

     16.   Conflicts Among Agreements/No Impairment of Obligations. This
           -------------------------------------------------------
Intercreditor Agreement shall control in the event of a conflict with the Post-Petition Credit Agreement, the US Credit Agreement, the UK Credit Agreement or any Collateral Document, it being understood that the provisions of Section
8.1 of the Post-Petition Credit Agreement are intended to govern distributions among the Post-Petition Lender Group and that accordingly, there can be no conflict between the provisions of Section 8.1 of the Post-Petition Credit Agreement and the provisions of this Intercreditor Agreement. Otherwise, any such other agreement shall be unaffected by the provisions of this Intercreditor Agreement, and the UK

Lender Group shall not be or constitute general third party beneficiaries of the US Credit Agreement or the Post-Petition Credit Agreement (and related documents), the US Lender Group shall not be or constitute general third party beneficiaries of the UK Credit Agreement or the Post-Petition Credit Agreement (and related documents) and the Post-Petition Lender Group shall not be or constitute general third party beneficiaries of the US Credit Agreement or the UK Credit Agreement (and related documents). Specifically, the US Lender Group, the UK Lender Group and the Post-Petition Lender Group each will be entitled to manage and supervise its respective credit transactions and relationships with the Loan Parties in accordance with the provisions of its documents and applicable law and as they otherwise determine to be appropriate, all without regard to the provisions of the other's agreements with the Loan Parties, subject, however, in all cases to the terms and conditions of this Intercreditor
-------  -------
Agreement. Consistent with, but not in limitation of the preceding two sentences, nothing contained in this Intercreditor Agreement shall impair, as between any Loan Party, on the one hand, and any of the Senior Lenders, on the other hand, the obligation of any Loan Party to make any payments of principal of, and interest on, the Post-Petition Obligations, the US Obligations or the UK Obligations, as the case may be, pursuant to the provisions of the pertinent agreement (as expressly limited hereby).

     17.   Reliance. The Post-Petition Credit Agreement and the Collateral
           --------
Documents shall be deemed to be executed and delivered in reliance upon this Intercreditor Agreement. Each party expressly waives all notice of the acceptance of and reliance on this Intercreditor Agreement by any of the other parties.

     18.   No Warranties or Liability. The Post-Petition Lender Group, the UK
           --------------------------
Lender Group and the US Lender Group acknowledge and agree that none of them has made any representation or warranty to the others, including, without limitation, any representation or warranty with respect to: (a) the validity, legality, completeness, collectability, or enforceability of the Post-Petition Credit Agreement, the US Credit Agreement, the UK Credit Agreement, and/or the Collateral Documents, (b) the attachment, validity, legality, perfection, priority, completeness, or enforceability of any security interest or lien in, to, and/or on any of the Collateral, and/or (c) the sufficiency or the value, fair market or otherwise, of any of the Collateral.

     19.   Intercreditor Agreement Creates No Fiduciary Relationship; Limitation
           ---------------------------------------------------------------------
of Liability. This Intercreditor Agreement shall not create any fiduciary
------------
relationship among the parties except solely to the extent of the funds to be held in trust pursuant to Section 9 hereof. None of the US Security Trustee and the US Agent and their respective officers, directors, employees, and agents shall be responsible, directly or indirectly, to any of the UK Lender Group or the Post-Petition Lender Group for any action taken or omitted to be taken hereunder or otherwise, nor shall they be liable or responsible for any loss, cost, or expense incurred by any of the UK Lender Group or the Post-Petition Lender Group, except solely for any such loss, cost or expense caused by the gross negligence or willful misconduct of the US Agent or the US Security Trustee. None of the UK Security Trustee and the UK Agent and their respective officers, directors, employees and agents shall be responsible, directly or indirectly, to any of the US Lender Group or the Post-Petition Lender Group, for any action taken or omitted to be taken hereunder or otherwise, nor shall they be liable or responsible for any loss, cost or expense incurred by any of the US Lender Group or the Post-Petition Lender Group, except solely for any such loss, cost, or expense caused by the gross negligence or willful misconduct of the UK Security Trustee or the UK Agent. None of the Post-Petition Agent, the Post-Petition US Collateral Agent and the Post-Petition UK Collateral Agent and their respective officers, directors, employees, and agents shall be responsible, directly or indirectly, to any of the UK Lender Group or the US Lender Group for any action taken or omitted to be taken hereunder or otherwise, nor shall they be liable or responsible for any loss, cost, or expense incurred by any of the UK Lender Group or the US Lender Group, except solely for any such loss, cost or expense caused by the gross negligence or willful misconduct of the Post-Petition Agent, the Post-Petition US Collateral Agent and the Post-Petition UK Collateral Agent.

     20.   Calculations. For the purpose of calculating Pro Rata Share, all
           ------------
obligations or commitments shall be stated in U.S. dollars. Any such obligations or commitments not stated in U.S. dollars shall be converted to U.S. dollars at the rate of exchange that the Post-Petition Agent could in accordance with normal banking procedures purchase US dollars with such currency on the preceding Business Day. For the purposes of allocations pursuant to Section 3 hereof, exchange rates shall be determined as of the date of each allocation and distribution of such Net Proceeds of Shared Collateral.

     21.   Judgment. If, for the purposes of obtaining judgment in any court, it
           --------
is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Post-Petition Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of any party in respect of any such sum due from it hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Intercreditor Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the applicable party of any sum adjudged to be so due in the Judgment Currency, the Post-Petition Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the applicable party in the Agreement Currency, the parties agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Post-Petition Agent or the Person to whom such obligation was owing against such loss.

     22.   Assigns. Subject to any limitation on assignment set forth in the US
           -------
Credit Agreement, the UK Credit Agreement or the Post-Petition Credit Agreement (as the case may be), the terms and provisions of this Intercreditor Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     23.   Severability. Any provision of this Intercreditor Agreement that is
           ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     24.   Amendment and Waivers. No amendment of any provision of this
           ---------------------
Intercreditor Agreement shall be effective unless the same shall be in writing and signed by the Post-Petition

Lenders (via the consent of the Majority Post-Petition Lenders), the UK Banks and the US Banks (via the consent of the Required Banks (as such term is defined in the US Credit Agreement)). No waiver of any provision of this Intercreditor Agreement, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Post-Petition Lenders (via the consent of the Majority Post-Petition Lenders), the UK Banks and the US Banks (via the consent of the Required Banks (as such term is defined in the US Credit Agreement)) or if such waiver or consent relates to the rights, the benefit and interest of only the Post-Petition Lender Group, the UK Lender Group or the US Lender Group, as the case may be, then such waiver or consent shall not be effective unless the same shall be in writing and signed by the party sought to be bound thereby. Moreover, in each and every instance, any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     25.   No Prejudice/No Implicit Waiver. No party to this Intercreditor
           -------------------------------
Agreement shall be prejudiced in its rights under this Intercreditor Agreement by any act or failure to act of any party hereto or any noncompliance by any party hereto with any agreement or obligation, regardless of any knowledge thereof which such party may have or with which such party may be charged; and no action of any party hereto permitted hereunder shall in any way affect or impair the respective rights and obligations of any party under this Intercreditor Agreement. No delay on the part of any party hereto in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any party hereto of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     26.   No Third Party Beneficiaries. This Intercreditor Agreement and the
           ----------------------------
rights and benefits hereof shall inure to the benefit of the parties hereto and their successors and assigns, subject to Section 22 hereof, and no other Person (including, without limitation, any Loan Party, whether as debtor in possession or otherwise in any Insolvency Proceeding, and any trustee for the estate created by the commencement of any Insolvency Proceeding) shall have or be entitled to assert rights or benefits hereunder.

     27.   Information Concerning Financial Condition of any Loan Party. Each
           ------------------------------------------------------------
party hereto hereby assumes responsibility for keeping itself informed of: (a) the financial condition of any Loan Party (and, to the extent relevant, any of their affiliates) and (b) all other circumstances bearing upon the risk of nonpayment of the obligations owing to such party. The UK Lender Group, the US Lender Group and the Post-Petition Lender Group agree that none of them shall have any duty to advise the other group (or any of its members) of any information known to it (or any of its members) regarding such condition or circumstances. In the event any of the UK Lender Group (or any of its members), the US Lender Group (or any of its members) or the Post-Petition Lender Group (or any of its members), in its sole discretion, undertakes at any time or from time to time to provide any such information to any other group (or any of its members), it shall be under no obligation (a) to provide any such information to any such other group (or any of its members) or any other party on any subsequent occasion, (b) to undertake any investigation, or (c) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

     28.   Replacement of US Security Trustee. If (a) any Loan Party becomes a
           ----------------------------------
debtor in a voluntary or involuntary case under the Bankruptcy Code or any of the Post-Petition Lender

Group or the US Lender Group otherwise becomes subject to any type of restraining order or injunction, whether temporary or permanent, limiting the exercise of any creditor remedies against any Loan Party and (b) as a result of the pendency of any such Bankruptcy Code proceeding or any such order or injunction (including, without limitation, any order or injunction entered by any bankruptcy court in any Bankruptcy Code proceeding), the US Security Trustee or the Post-Petition US Collateral Agent refuses to proceed with any Enforcement that has been authorized pursuant to the provisions of this Intercreditor Agreement, the UK Banks shall be entitled to appoint a substitute US Security Trustee ("Substitute US Security Trustee") in such a circumstance, but if and only if the following conditions shall have been satisfied to the reasonable satisfaction of the Post-Petition Agent and the US Agent: (i) the UK Banks shall have provided a reasoned opinion from a substantial US law firm with a nationally recognized bankruptcy practice that the Enforcement to be undertaken by the Substitute US Security Trustee shall be in violation of neither the Bankruptcy Code or any such order or injunction (including, without limitation, any such order or injunction entered by any bankruptcy court in any Bankruptcy Code proceeding) and shall not subject any member of the US Lender Group (including, without limitation, the existing US Security Trustee) or of the Post-Petition Lender Group to any liability and (b) the UK Banks provide the US Lender Group and the Post-Petition Lender Group with an acceptable indemnity to the Post-Petition Agent and the US Security Trustee to protect the US Lender Group (including, without limitation, their respective successors and assigns, directors, officers, and agents) and the Post-Petition Lender Group from the consequences of any such liability. Without expanding the obligations of any member of the US Lender Group and the Post-Petition Lender Group hereunder, if, prior to any Enforcement, the Senior Lenders deem it is appropriate, they shall consult with each other in good faith regarding the advisability of the appointment of a Substitute US Security Trustee. After such consultation (and subject to appropriate opinions of counsel and subject further to the condition of the provision of the indemnity described in the preceding sentence of this
Section 28), the Senior Lenders may decide by Majority Pre-Petition Creditors vote to appoint a Substitute US Security Trustee.

     29.  Property: Delivery of Documents of Title.
          ----------------------------------------

     (a) The pertinent Loan Parties shall, upon execution of the Collateral Documents listed in Schedule I hereto:

          (i) deliver (or procure delivery) to the Post-Petition UK Collateral Agent and the UK Security Trustee, who shall be entitled to hold and retain the same, all deeds, certificates and other documents of title relating to the properties and intellectual property rights secured by the Debentures or the Post-Petition Debenture, together with all policies and receipts for all premium and other payments necessary for maintaining insurances required to be in force in respect of UK Borrowers or any Guarantors of the Post-Petition Obligations or the UK Obligations under the terms of the US Credit Agreement, the UK Credit Agreement, the Post-Petition Credit Agreement or any Collateral Document, provided, in each case, that such Guarantors are not incorporated in the United States of America; and

          (ii) deliver (or procure delivery) to the Post-Petition US Collateral Agent and the US Security Trustee, who shall be entitled to hold and retain the same, all deeds, certificates and other documents of title relating to the properties and intellectual property rights secured by the Debentures, together with all policies and receipts for all premium and other payments necessary for maintaining insurances required to be in force in respect of all Borrowers and Guarantors other than those to be delivered to the Post-Petition UK Collateral Agent, and the UK Security Trustee, pursuant to paragraph (a)(i) above.

     (b) The Post-Petition UK Collateral Agent, the Post-Petition US Collateral Agent, the UK Security Trustee and the US Security Trustee shall allow each other and their authorized representatives access at reasonable times and on reasonable notice to all such deeds, certificates and other documents of title as are held by the Post-Petition UK Collateral Agent, the Post-Petition US Collateral Agent, the UK Security Trustee or the US Security Trustee, as the case may be.

     30.  Note of Debenture. In the case of any property secured by the
          -----------------
Post-Petition Debenture and the Debentures, title to which is, or will be, registered under the Land Registration Acts 1925 to 1988, the pertinent Loan Party shall make, or consent to the Post-Petition UK Collateral Agent and the UK Security Trustee or any of their agents making, an application to the H.M. Chief Land Registrar in respect of the entry of a Notice of the Debentures and the Post-Petition Debenture on the Charges Register of such property, requesting that it be noted on the relevant register that it is intended that the security created by the Debentures should rank pari passu and a restriction in terms set out in clause 4.4 of both the Debentures and the Post-Petition Debenture.

     31.  Book Debts. The Post-Petition UK Collateral Agent, the Post-Petition
          ----------
US Collateral Agent, the UK Security Trustee and the US Security Trustee hereby direct each UK Guarantor of the Post-Petition Obligations and each UK Borrower and Guarantor of the UK Obligations whose book debts are subject to the Debentures or the Post-Petition Debenture that, in the event of any inconsistency between the instructions provided in the Debentures or the Post-Petition Debenture, all Debts (as defined therein) which are to be paid into a specified bank account shall be paid into one of the Special Accounts with RBS or National Westminster and that, pending such payment, all such Debts shall be held upon trust for the Post-Petition UK Collateral Agent and the UK Security Trustee (although such expressed priority shall not, as between the parties to this Agreement, in any way alter the priorities elsewhere in this Agreement) and dealt with on the instructions of the Post-Petition UK Collateral Agent and the UK Security Trustee, which instructions shall have regard to any restrictions contained in the Debentures and the provisions of this Intercreditor Agreement.

     32.  Notices to Insurers and Notices of Assignment.
          ---------------------------------------------

     (a) If any notice is required to be given to any party under the terms of the Collateral Documents, whether for the purpose of perfecting security or for any other reason, the Post-Petition UK Collateral Agent, the Post-Petition US Collateral Agent, the UK Security Trustee and the US Security Trustee shall, if both are entitled to give such notice under the Collateral

Documents, either coordinate the giving of such notices or, if the UK Security Trustee considers, on the basis of appropriate professional advice, that giving more than one competing notice may reasonably be expected to prejudice the interests of the US Banks, the UK Banks and/or the Post-Petition Lenders, expressly provide in such notices that the provisions of one notice take priority over the provisions contained in the second.

     (b) In assessing which notice shall take priority, the Post-Petition UK Collateral Agent, the Post-Petition US Collateral Agent, the UK Security Trustee and the US Security Trustee shall have regard to the following provisions:

          (i) If the notice is to be given to a UK entity pursuant to a Debenture or the Post-Petition Debenture, the notice provided by the Post-Petition UK Collateral Agent or UK Security Trustee shall be expressed to take priority over the notice provided by the US Security Trustee (although such expressed priority shall not, as between the parties to this Intercreditor Agreement, in any way alter the priorities specified elsewhere in this Intercreditor Agreement); and

          (ii) If the notice is to be given to a US entity pursuant to a Security Agreement, the notice provided by the Post-Petition US Collateral Agent or the US Security Trustee shall be expressed to take priority over the notice provided by the Post-Petition UK Collateral Agent or UK Security Trustee (although such expressed priority shall not, as between the parties to this Intercreditor Agreement, in any way alter the priorities specified elsewhere in this Intercreditor Agreement).

     33.  Charged Share Certificates and Instruments of Transfer.
          ------------------------------------------------------
Notwithstanding any other provision in this Intercreditor Agreement to the contrary, the Post-Petition US Agent and the US Security Trustee shall be entitled to hold and retain all of the Charged Shares (as defined in the Debentures and the Post-Petition Debenture) or the certificates or documents of title to or representing the same together with any instrument of transfer or assignment of such Charged Shares, duly executed by the relevant Loan Party in whose name any of such Charged Shares are registered or held, with the name of the transferee or assignee, the consideration and the date left blank. The US Security Trustee and the Post-Petition US Collateral Agent shall allow the UK Security Trustee and the Post-Petition UK Collateral Agent and its authorized representatives access at reasonable times and on reasonable notice to all such certificates or documents of title or instruments of transfer or assignment as are held by the Post-Petition US Agent and the US Security Trustee in respect of such Charged Shares.

     34.  Counterparts. This Intercreditor Agreement may be executed in any
          ------------
number of counterparts, all of which taken together shall constitute one agreement, and either of the parties hereto may execute this Intercreditor Agreement by signing any such counterpart.

     35.  Interpretation. The headings preceding the text of Sections included
          --------------
in this Intercreditor Agreement and the headings to Schedules attached to this Intercreditor Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Intercreditor Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Intercreditor Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Reference to any person or entity includes such person's or entity's successors and assigns to the extent such successors and assigns are permitted by the terms of the US Credit Agreement, the UK Credit Agreement or the Post-Petition Credit Agreement (as the case may be), and reference to a person or entity in a particular capacity excludes such person or entity in any other capacity or individually. Reference to any agreement (including this Intercreditor Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. References (whether underscored or otherwise) to Sections, clauses, Exhibits or Schedules shall refer to those portions of this Intercreditor Agreement, and any underscored references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same
Section in which such reference occurs. The use of the terms "hereunder", "hereof", "hereto" and words of similar import shall refer to this Intercreditor Agreement as a whole and not to any particular Section or clause of or Exhibit or Schedule to this Intercreditor Agreement. All terms defined in this Intercreditor Agreement shall have the above-defined meanings when used in any certificate, report or other document made or delivered pursuant to this Intercreditor Agreement, unless the context therein shall clearly otherwise require. In the computation of periods of time in this Intercreditor Agreement from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to and through". This Intercreditor Agreement and the other documents relating to this Intercreditor Agreement are the result of negotiations among and have been reviewed by counsel to the UK Agent, the US Agent, the Post-Petition Agent and certain of the other parties, and are the products of all parties. Accordingly, they shall not be construed against any party merely because of such party's involvement in their preparation.

     36.  Notices.
          -------

     (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule IV, and (ii) shall be
                                            -----------
followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on
Schedule IV; or, to such other address as shall be designated by such party in a
-----------
written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the other parties.

     (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery.

     37.  Amendment and Restatement of and Effect of this Agreement on Original
          ---------------------------------------------------------------------
Intercreditor Agreement. As set forth in the Recitals hereof, this Intercreditor
-----------------------
Agreement (including as it may be subsequently amended, restated or otherwise modified at any time pursuant to the provisions hereof) is intended by the parties to amend, restate, and supersede the Original Intercreditor Agreement and, from and after the date hereof, to govern for all purposes the relationship of the parties with regard to the matters set forth herein.

     38.  Enforcement.
          -----------

     (a) Each of the US Security Trustee, the UK Security Trustee, the US Agent, and the UK Agent shall, subject to the provisions of this Section 38 (including, without limitation, the proviso contained in paragraph (b) below), provide the Post-Petition Agent, any of the Post-Petition Collateral Agents and/or the Post-Petition Lenders, with such assistance as they may reasonably require in relation to the Enforcement of their Collateral located in the United Kingdom or any other non-U.S. jurisdiction. In particular, having regard to the fact that the Collateral for the US Obligations and the UK Obligations was created prior to the Collateral for the Post-Petition Obligations, the US Security Trustee, the UK Security Trustee, the US Agent, the UK Agent and the Senior Lenders, if requested to do so by the Post-Petition Agent, any of the Post-Petition Collateral Agents and/or the Post-Petition Lenders, but subject to the provisions of this Section 38 (including, without limitation, subsection (b) hereof), shall take such Enforcement actions as they are permitted to take under the Collateral Documents. Notwithstanding anything to the contrary contained herein, in rendering such assistance none of the US Security Trustee, the UK Security Trustee, the UK Agent, or the US Agent shall be obligated to take any action that in its reasonable judgment will subject any of the UK Lender Group or the US Lender Group to the loss of any of their economic or legal rights in the subject Collateral (including, without limitation, none of the Post-Petition Agent, the Post-Petition Collateral Agents, or the Post-Petition Lenders shall have the right to compel any such entity to release any security interest or lien in favor of the US Lender Group or the UK Lender Group); provided, however,
                                                              --------  -------
that, where the receiver has been appointed by the US Security Trustee, the UK Security Trustee, the UK Agent or the US Agent at the request of the Post-Petition Agent, any of the Post-Petition Collateral Agent, and/or the Post-Petition Lenders in connection with an Enforcement by the Post-Petition Lender Group and the receiver proceeds to dispose of any of such non-U.S. Collateral via sale, the former such entities shall release security interests and liens necessary to facilitate such sale so long as the UK Banks and the US Banks (by the percentages set forth in Section 7 hereof) have concluded, in their reasonable discretion, that the receiver has complied with all of the receiver's legal obligations in connection with such sale and that such disposition is for fair consideration.

     (b) In addition to (and without limiting in any manner) any other indemnification rights to which any of them may otherwise be entitled under any other loan or collateral document, the US Security Trustee, the UK Security Trustee, the US Agent, and/or the UK Agent shall not be required to take any action in accordance with paragraph (a) above that is reasonably likely to result in any of them incurring any cost or liability (other than in respect of internal management time) unless they are first indemnified to their reasonable satisfaction in respect of any identified potential liability or cost arising from the requested action.

     39.  Governing Law and Jurisdiction.
          ------------------------------

     (a) THIS INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS INTERCREDITOR AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF PARTIES CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                           ----- --- ----------
HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PARTIES EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

     40.  Waiver of Jury Trial. THE PARTIES EACH WAIVE THEIR RESPECTIVE RIGHTS
          --------------------
TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS INTERCREDITOR AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS INTERCREDITOR.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

                                    BANK OF AMERICA, N.A., as
                                    Administrative Agent and as a Bank


                                    By:/s/ M. Duncan  McDuffie
                                    --------------------------------------------
                                    Name:  M. Duncan  McDuffie
                                    Title: Managing  Director


                                    BNP PARIBAS


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    COPPER BEECH HOLDINGS, LLC

                                    By:_________________________________________
                                    Name:
                                    Title:


                                    MIZUHO CORPORATE BANK


                                    By:_________________________________________
                                    Name:
                                    Title:

                                                        Intercreditor Agreement

                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION


                                   By:_________________________________________
                                   Name:
                                   Title:


                                   JPMORGAN CHASE BANK


                                   By:_________________________________________
                                   Name:
                                   Title:


                                   OCM OPPORTUNITIES FUND III, L.P. by
                                   Oaktree Capital Management, LLC, its General
                                   Partner

                                   By: /s/ Lowell W. Hill
                                       ----------------------------------------
                                   Name: Lowell W. Hill
                                   Title: Managing Directors

                                   By: /s/ Richard Fij
                                       ----------------------------------------
                                   Name: Richard Fij
                                   Title: Vice President


                                   OCM Opportunities Fund IV, L.P. by
                                   Oaktree Capital Management, LLC, its
                                   General Partner

                                   By: /s/ Lowell W. Hill
                                       ----------------------------------------
                                   Name: Lowell W. Hill
                                   Title: Managing Directors

                                   By: /s/ Richard Fij
                                       ----------------------------------------
                                   Name: Richard Fij
                                   Title: Vice President


                                   GRAND STREET HOLDINGS 2, LLC by Oaktree
                                   Capital Management, LLC, its Managing Member


                                   By: /s/ Christopher Brothers
                                       ----------------------------------------
                                   Name: Christopher Brothers
                                   Title: Managing Directors

                                   By: /s/
                                       -----------------------------------------
                                   Name:
                                   Title: Vice President

                                   GRAND STREET HOLDINGS 6, LLC by Oaktree
                                   Capital Management, LLC, its General Partner


                                   By: /s/ Christopher Brothers
                                       ----------------------------------------
                                   Name: Christopher Brothers
                                   Title: Managing Directors


                                   By: /s/
                                       -----------------------------------------
                                   Name:
                                   Title: Vice President

                                    GRAND STREET HOLDINGS 8, LLC by Oaktree
                                    Capital Management, LLC, its Managing Member

                                    By: /s/ Christopher Brothers
                                    ----------------------------
                                    Name: Christopher Brothers
                                   Title: Managing Director
                                        /s/ Vice President

                                    GRAND STREET HOLDINGS 9, LLC by Oaktree
                                    Capital Management, LLC, its Managing Member

                                    By: /s/ Christopher Brothers
                                    ----------------------------
                                    Name: Christopher Brothers
                                   Title: Managing Director
                                        /s/ Vice President

                                    GRAND STREET 1, LLC by Oaktree Capital
                                    Management, LLC, its Managing Member

                                    By: /s/ Christopher Brothers
                                    ----------------------------
                                    Name: Christopher Brothers
                                   Title: Managing Director
                                        /s/ Vice President

                                    GRAND STREET 3, LLC by Oaktree Capital
                                    Management, LLC, its Managing Member

                                    By: /s/ Christopher Brothers
                                    ----------------------------
                                    Name: Christopher Brothers
                                   Title: Managing Director
                                        /s/ Vice President

                                    GRAND STREET 4, LLC by Oaktree Capital
                                    Management, LLC, its Managing Member

                                    By: /s/ Christopher Brothers
                                    ----------------------------
                                    Name: Christopher Brothers
                                   Title: Managing Director
                                        /s/ Vice President

                                    GRAND STREET HOLDINGS 5, LLC by Oaktree
                                    Capital Management, LLC, its Managing Member

                                    By: /s/ Christopher Brothers
                                       -------------------------
                                    Name: Christopher Brothers
                                    Title: Managing Director

                                    By: /s/
                                        ------------------------
                                    Name:
                                    Title: Vice President

                                    GRAND STREET HOLDINGS by Oaktree Capital
                                    Management, LLC, its Managing Member

                                    By: /s/ Christopher Brothers
                                       ------------------------
                                    Name: Christopher Brothers
                                    Title: Managing Director

                                    By: /s/
                                        ------------------------
                                    Name:
                                    Title: Vice President

                                    PERRY PRINCIPALS, L.L.C.
                                    By: /s/ Nathaniel J. Klipper
                                       ------------------------
                                    Name: Nathaniel J. Klipper
                                    Title: Managing Director

                                    ROYAL BANK OF SCOTLAND, PLC

                                    By: /s/ T.J. Smith
                                       --------------
                                    Name: T.J. Smith
                                    Title: Corporate Director

                                    SOCIETE GENERALE

                                    By:_______________________________
                                    Name:
                                    Title:

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    WILLIAM E. SIMON & SONS SPECIAL
                                    SITUATIONS PARTNERS II, L.P.


                                    By: /s/ Dale Leshaw
                                        ----------------------------------------
                                    Name: Dale Leshaw
                                    Title: Principal


                                    GSC RECOVERY II, L.P.

                                    By:   GSC Recovery II GP, L.P.,
                                           its general partner
                                          By: GSC RII, LLC,
                                               its general partner
                                              By: GSCP (NJ) Holdings, L.P.,
                                                   its sole member
                                                  By: GSCP (NJ), Inc.,
                                                       its general partner


                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    GSC RECOVERY IIA, L.P.

                                    By: GSC Recovery IIA GP, L.P.,
                                         its general partner
                                        By: GSC RII, LLC,
                                             its general partner
                                            By: GSCP (NJ) Holdings, L.P.,
                                                 its sole member
                                                By: GSCP (NJ), Inc.,
                                                     its general partner


                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    O'CONNOR DISTRESSED TRADING MASTER LTD.,
                                    By: UBS O'Connor LLC, its investment advisor
                                    By: /s/ Geoffrey A. Oltmans
                                        ----------------------------------------
                                    Name: Geoffrey A. Oltmans
                                    Title: Executive Director

                            LOAN PARTY ACKNOWLEDGMENT
                            -------------------------

     Each of the undersigned Loan Parties hereby acknowledges receipt of a copy of the foregoing Intercreditor Agreement, waives notice of acceptance thereof by the parties to such agreement, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions.

     Dated as of May 16, 2002.

                                    APW LTD.


                                    By: /s/ Michael Gusich
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    AIR CARGO EQUIPMENT (UK) LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APPLIED POWER LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW CASES EUROPE LTD. (fka Zero Cases
                                    Europe Ltd.)


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    APW DO BRASIL, LTDA.


                                    By: /s/ Christopher John Freeland
                                        ----------------------------------------
                                    Name: Christopher John Freeland
                                    Title: Site Leader


                                    APW ELECTRONICS GROUP PLC


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW ELECTRONICS GMBH


                                    By: /s/ Jan De Koning
                                        ----------------------------------------
                                    Name: Jan De Koning
                                    Title: Director


                                    APW ELECTRONICS LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW ELECTRONICS OVERSEAS
                                    INVESTMENTS LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    APW ENCLOSURE PRODUCTS AND SYSTEMS LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW ENCLOSURE SYSTEMS (UK) LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW ENCLOSURE SYSTEMS HOLDING, INC.


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW ENCLOSURE SYSTEMS HOLDINGS,  LTD.


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW ENCLOSURES SYSTEMS, LP by APW
                                    Enclosure Systems Holding, Inc., its General
                                    Partner


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    APW ENCLOSURE SYSTEMS PLC


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW ENCLOSURE SYSTEMS, INC.


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW ENCLOSURES (DUBLIN) LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW ENCLOSURES LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW FINANCE LIMITED


                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    APW GALWAY LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW HOLDING B.V.


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW HOLDINGS (EUROPE) LTD.


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name
                                    Title:


                                    APW HOLDINGS (UK) LTD.


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW INVESTMENTS UK LIMITED

                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW MAYVILLE LLC


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    APW MAYVILLE LTD


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW NETHERLANDS B.V.


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW NEW FOREST LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW NORTH AMERICA INC.


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW POWER SUPPLIES AS


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW POWER SUPPLIES LTD.

                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    APW PRODUCTS AND SYSTEMS B.V.


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW WRIGHT LINE LLC


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    APW-ERIE, INC.


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    ASPEN MOTION TECHNOLOGIES INC.


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    BEELEY WOOD HOLDINGS LTD

                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    C FAB DEVELOPMENT LTD.


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    CIPRESMAD CONSULTORES E SERVICOS, LTD.


                                    By: /s/ Howard T. Lederman
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    CIPRESMAD HUNGARY GROUP FINANCING LLC


                                    By: /s/ Howard T. Lederman
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    EDER INDUSTRIES INC.


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    ELECTRONIC SOLUTIONS


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    ELECTRONICS PACKAGING LTD

                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    HIGH SPEED PRODUCTION (HOLDINGS) LTD


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    HOERMANN ELECTRONICS LIMITED


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    HOERMANN SECURITY SYSTEMS LTD.


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    HSP SHEFFIELD LTD


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    HSP STRATHCLYDE LTD


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    IMHOF-BEDCO LTD


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    IMHOF-BEDCO SPECIAL PRODUCTS LTD


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    IMHOF-BEDCO STANDARD PRODUCTS
                                    LTD


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    INNOVATIVE METAL FABRICATION, INC.


                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    J HIGGINS MANUFACTURING (IRELAND) LTD.


                                    By: /s/ Eliot Swan
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    MCLEAN MIDWEST CORPORATION

                                    By: /s/ Michael Gasick
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    MCLEAN WEST INC.


                                    By: /s/ Michael Gasick
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    PRECISION FABRICATION TECHNOLOGIES INC.


                                    By: /s/ Michael Gasick
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    RUBICON FINANCE LIMITED


                                    By: /s/ Eliot Swan
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    TOWERFLAME LIMITED


                                    By: /s/ Eliot Swan
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    VERO CIRCUITBOARDS LTD.


                                    By: /s/ Eliot Swan
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    VERO CONNECTORS LTD.


                                    By: /s/ Eliot Swan
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    VERO ELECTRONICS (EXPORTS) LTD.


                                    By: /s/ Eliot Swan
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    VERO ELECTRONICS, INC.


                                    By: /s/ Michael Gasick
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    WRIGHT LINE EUROPE B.V.


                                    By: /s/ Jan De Koning
                                       -----------------------------------------
                                    Name: Jan De Koning
                                    Title: Director


                                    WRIGHT LINE LIMITED


                                    By: /s/ Eliot Swan
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    ZERO-EAST DIVISION, ZERO CORPORATION


                                    By: /s/ Michael Gasick
                                       -----------------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE I
                                   ----------

                              Collateral Documents

      1. US Debenture

      2. U.K. Debenture.

      3. Amended and Restated Security Agreement, dated as of May 16, 2002, 2002, among APW, LTD., the other person or entities which are listed on the signature pages thereto as debtors or which from time to time become parties thereto as debtors and BANK OF AMERICA, N.A. as Administrative Agent.

      4. Amended and Restated Pledge Agreement, dated as of May 16, 2002, 2002, among APW, LTD., the other persons or entities which are listed on the signature pages thereto as debtors or which from time to time become parties thereto as debtors and BANK OF AMERICA, N.A. as Administrative Agent.

      5. Amended and Restated Assignment of Security Interest in United States Trademarks and Patents, dated as of May 16, 2002 among APW, Ltd., the other person or entities which are listed on the signature pages thereto as debtors or which from time to time become parties thereto as debtors and Bank of America, N.A. as Administrative Agent.

      6. Security Agreement, dated as of May 15, 2001, among APW, Ltd., APW North America, INC., APW Holding Denmark APS, the other person or entities which are listed on the signature pages thereto as debtors or which from time to time become parties thereto as debtors and The Royal Bank of Scotland, PLC as Secured Party, Agent and Security Trustee.

      7. Pledge Agreement, dated as of May 15, 2001, among APW, LTD., APW North America, INC., APW Holding Denmark APS, the other persons or entities which are listed on the signature pages thereto as debtors or which from time to time become parties thereto as debtors and The Royal Bank of Scotland, PLC as Secured Party, Agent and Security Trustee.

      8. Assignment of Security Interest in United States Trademarks and Patents dated as of May 15, 2001 among APW, Ltd., APW North America, INC., the other person or entities which are listed on the signature pages thereto as debtors or which from time to time become parties thereto as debtors and The Royal Bank of Scotland, PLC for itself and for the National Westminster Bank, PLC.

      9. Debenture in the form of that dated 15 May 2001 in favour of RBS as Security Trustee granted by various UK members of the APW Group, executed by all the parties thereto which are still members of the APW Group and by APW Enclosure Systems Plc, APW Electronics Limited, APW Finance Limited and APW Investment UK Limited, as amended by the addition of all parties listed in the following paragraph

     10. Deed of Accession English Debenture executed by Wright Line Europe B.V. in respect of its shareholding in Towerflame Limited, APW Holding B.V. in respect of its shareholding in APW Finance Limited and APW Products and Systems B.V. in respect of its shareholding in APW Enclosure Products and Systems Unlimited.

     11. Scottish Standard Security (4 documents) to be executed by APW Enclosure Systems (UK) Limited granting security over real estate.

     12. Second English Debenture to be executed by APW Enclosure systems plc and APW Enclosure Systems (UK) Limited in favour of RBS creating a floating charge over Scottish assets.

     13. Irish Debenture in the form of that created in favour of RBS as Security Trustee granted by various Irish members of the APW Group dated 15 August 2001.

     14. Security Agreement in the form of that dated 24 October 2001 between RBS and certain other banks and financial institutions as Banks.

     15. Account Pledge Agreement (Kontenverpfandungsvertrag) in the form of that dated 29 November 2001 between APW Electronics GmbH and RBS.

     16. Agreement on a Transfer of Title for Security Purposes in the form of that dated 29 November 2001 between APW Electronics GmbH and RBS.

     17. Agreement on the Security Purpose of a Mortgage in the form of that dated 29 November 2001.

     18. Notarised Mortgage Deed documents in the form of those dated 10 August 2001 (including Zweite-erste Vollstreckbare - Ausfertigung which allows for the initiation of the immediate foreclosure proceedings upon an event of default under the Facility Agreement)

     19. Global Assignment Agreement (Globalzession) in the form of that dated 21 January 2002 between APW Electronics GmbH and RBS.

     20. Deed of Constitution of In Rem Guarantee.

     21. Fianca in the form of that dated 27 March 2002 provided by APW Brazil Ltd. in favour of Bank of America, National Association.

                                   SCHEDULE II
                                   -----------

                                   Guarantors

Air Cargo Equipment (UK) Ltd.
Applied Power Credit Corp.
Applied Power Ltd.
APW do Brazil, Ltda.
APW Electronics GmbH
APW Electronics Group, plc
APW Electronics Ltd.
APW Enclosure Products and Systems Ltd.
APW Enclosure Systems (UK) Limited
APW Enclosure Systems Holdings, Inc.
APW Enclosure Systems Holdings, Ltd.
APW Enclosure Systems LP
APW Enclosure Systems plc
APW Enclosure Systems, Inc.
APW Enclosures (Dublin) Ltd.
APW Enclosures Ltd.
APW Finance Ltd.
APW Galway Ltd.
APW Holding BV
APW Mayville LLC
APW Mayville Ltd.
APW Netherlands BV
APW New Forest Ltd.
APW North America Inc.
APW Power Supplies Limited
APW Products and Systems BV
APW Wright Line LLC
APW-Erie, Inc.
Aspen Motion Technologies Inc.
C Fab Development Ltd.
Cipersmad-Consultores E Servicios Ltda
Cipersmad Hungary Group Financing LLC
Eder Industries, Inc.
Electronic Solutions
Hoermann Electronics Ltd.
Hoermann Security Systems Ltd.
Innovative Metal Fabrication, Inc.
J Higgins Manufacturing (Ireland) Ltd.
McLean Midwest Corporation
McLean West Inc.
Precision Fabrication Technologies, Inc.
Towerflame Ltd.
Vero Electronics (Exports) Ltd.

Vero Electronics Inc.
Wright Line Europe B.V.
Wright Line Limited
Zero-East Division, Zero Corporation

                                  SCHEDULE III
                                  ------------

                              U.S./U.K. Obligations

--------------------------------------------------------------------------------------------------------------------
Creditor                                 Type                                   Commitment
--------------------------------------------------------------------------------------------------------------------
Royal Bank of Scotland, PLC              Multicurrency Revolver                 (Pounds)27,500,000
--------------------------------------------------------------------------------------------------------------------
National Westminster Bank PLC            Vero Loan Notes                        (Pounds)12,904,024
--------------------------------------------------------------------------------------------------------------------
National Westminster Bank PLC            Rubicon Loan Notes                     (Pounds)3,328,024
--------------------------------------------------------------------------------------------------------------------
National Westminster Bank PLC            Multi-Option Facility                  (Pounds)25,000,000
--------------------------------------------------------------------------------------------------------------------
Bank of America, as Administrative       Multicurrency Revolver                 $570,000,000
Agent
--------------------------------------------------------------------------------------------------------------------

                                     III-1